SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                             MAY 7, 1999
                           ---------------
                           (Date of Report)


                            ENTROPIN, INC.
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        (Exact Name of Registrant as specified in its charter)


        COLORADO                33-23693            84-1090424
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(State or other jurisdiction   (Commission         (IRS Employer
    of incorporation)         File Number)      Identification No.)


        21550 OXNARD STREET, SUITE 810, WOODLAND HILLS, CA 91367
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       (Address of principal executive offices including zip code)


                             (818) 340-2323
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           (Registrant's telephone number including area code)

                                   N/A
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      (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
---------------------

     Dewey H. Crim announced his resignation as a director from the Board of Directors of Entropin, Inc., effective May 1, 1999. The vacancy created by his resignation shall be filled by the remaining Directors at a later date.

     On May 7, 1999, the Registrant issued the following press release:

                              NEWS  RELEASE
                              -------------

FOR IMMEDIATE RELEASE


        ENTROPIN INC ANNOUNCES APPOINTMENT OF NEW CHIEF EXECUTIVE
                     OFFICER AND ADDITIONAL FUNDING

Woodland Hills, CA - Entropin, Inc. today announced the appointment of Donald Hunter as its new Chief Executive Officer and Treasurer. Mr. Hunter will also retain his position as a member of the Board of Directors. Through unanimous decision of the Entropin Board of Directors at its May 1, 1999 meeting, Mr. Hunter will replace Dewey H. Crim who resigned as CEO and a director.

Mr. Hunter has over thirty-five years of senior executive experience, most recently serving as Senior Vice President of Entergy Corporation as well as COO of Louisiana Power and Light. He has extensive business experience including mergers and acquisitions. Don has a B.S. degree in chemical engineering from Purdue University and a M.S. in nuclear engineering from Iowa State University.

Entropin's Chairman of the Board Directors, Higgins Bailey, commented on the appointment of Mr. Hunter, stating "The Board is extremely pleased in the appointment of Don as CEO. We have been fortunate to have Don serve as a member of the Board and the Executive Management Team. We will now be able to more fully utilize his extensive background and skills as Entropin approaches its next critical stages of development in both the commercialization of its first product, Esterom(R), and establishing strategic relationships within the pharmaceutical industry."

The Company also announced the completion of a $1.2mm bridge financing, the proceeds of which will be used for prerequisite activities in preparation for the commencement of the Phase III Clinical Trial which has been allowed to begin by the FDA and is scheduled for early summer. The Company is currently undertaking an additional $8mm equity financing to fund the Phase III Trial and the New Drug Application with the FDA.

Entropin is a pharmaceutical development company whose first product, Esterom(R) is a unique topical preparation for the treatment of impaired range of motion. A successful Phase II Clinical trial was completed showing both safety and efficacy in the treatment of acute lower back sprain, and acute painful shoulder. Results of that Phase II Trial were accepted by the FDA, which has allowed

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

the Company to begin a Phase III Clinical Trial. Seven U.S. patents have been allowed on the Esterom(R) technology, with over 16 years of protection remaining, and applications in 29 foreign countries have been submitted.


                               SIGNATURES
                               ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: May 7, 1999                  ENTROPIN, INC.



                                   By /s/ WELLINGTON A. EWEN
                                     ------------------------------
                                     Wellington A. Ewen
                                     Chief Financial Officer









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